EXHIBIT 99.2

 FIRST QUARTER 2018 RESULTSMay 8, 2018

 Safe Harbor for Forward-Looking Statements  2  Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2018 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of May 8, 2018 and as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2018 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:  All information in this presentation speaks as of May 8, 2018 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.  Future operating resultsAbility to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businessesDeployment of cash and investment balances to grow the companySubscriber growth, retention, usage levels and average revenue per accountCloud service and digital media growth and continued demand for fax servicesInternational growthNew products, services, features and technologiesCorporate spending including stock repurchasesIntellectual property and related licensing revenuesLiquidity and ability to repay or refinance indebtednessSystems capacity, coverage, reliability and securityRegulatory developments and taxes

 Risk Factors  3  Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declinesReduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwiseInability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxesInability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breachCompetition from others with regard to price, service, content and functionalityInadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IPInability to continue to expand our business and operations internationallyInability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locationsLevel of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plansInability to maintain and increase our cloud services customer base or average revenue per userEnactment of burdensome telecommunications, Internet, advertising, health care, privacy or other regulations, or being subject to existing regulationsInability to adapt to technological change and diversify services & related revenues at acceptable levels of financial returnLoss of services of executive officers and other key employeesOther factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2018 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time-to-time with the SEC  The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

 Diversified Internet Portfolio Drives Strong 1Q Results  4

 5  Q1 Consolidated Financial Snapshot(1)  See slides 16-21 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by segment.

 6    1Q18 Adjusted EBITDA Margin Impact vs. Prior Year(1)  See slides 16-21 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by segment.

 7  Deeper Dive into FCF(1)  See slide 18 for a GAAP reconciliation of Free Cash flow

 8  Steady Subscription Revenue Build

 9  Q1 Financial Snapshot By Business Segments(1)  See slides 16-21 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by segment.  Includes ($1.0MM) net reclass from j2 Inc.  Includes ($1.3MM) reclass from j2 Inc.

 10    Financial Summary 1Q18(1)  See slides 16-21 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA, adjusted EPS for the Company as a whole and by segment.

 2018FINANCIAL GUIDANCE

 12  Reconfirming 2018 Guidance (Forward-Looking Statements)  Figures are adjusted Non-GAAP.Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax.   Revenues $1,200MM - $1,250 MMAdjusted EBITDA(1)(2) $480MM - $505 MMAdjusted Non-GAAP EPS(1)(2) $5.95 - $6.25

 SUPPLEMENTALINFORMATION

 Consolidated Metrics  14  See slide 16-17 for a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPSSee slide 18 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activitiesSee slide 19 for a definition of adjusted EBITDA and reconciliation to Net Income

 Cloud Services & Digital Media Metrics  15  Cloud Services revenue includes IP Licensing revenueCloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers’ accounts for other servicesQuarterly ARPU is calculated using our standard convention of applying the average of the quarter’s beginning and ending customer base to the total revenue of the quarterUser cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter. Digital Media Traffic figures based on Google Analytics & Partner Platforms

 Q1 2018 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS  16  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of amortization of patents and intangible assets that we acquired   ($ in thousands)

 17  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes   Q1 2018 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS Continued  4) Elimination of amortization of patents and intangible assets that we acquired 5) Elimination of change in value on investments  ($ in thousands)

 GAAP Reconciliation Free Cash Flow(1)  18  Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes  ($ in thousands)

 GAAP Reconciliation Adjusted EBITDA(1)  19  Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes   ($ in thousands)

 Q1 2018 Reconciliation of GAAP to Adjusted EBITDA  20  ($ in thousands)   Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of amortization of patents and intangible assets that we acquired 3) Elimination of certain acquisition-related integration costs  The table above is impacted by several effects including (a) the Company determined certain patent assets and related income and expenses associated with Advanced Messaging Technologies, Inc. were to be reclassified from the Cloud Services segment to Corporate in Q1 2018 which resulted in an increase in non-GAAP operating profit of $0.6 million to the Cloud Service segment with a corresponding decrease to the Corporate entity; and (b) certain expenses associated with Corporate were allocated to the Cloud Services and Digital Media segment as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media segment in the amount of $1.6 million and $1.3 million, respectively. The effects noted above reduce Adjusted EBITDA for the Cloud Services and Digital Media segment by $1.0 million and $1.3 million, respectively.

 Q1 2017 Reconciliation of GAAP to Adjusted EBITDA  21  ($ in thousands)   Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of amortization of patents and intangible assets that we acquired 3) Elimination of certain acquisition-related integration costs

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